UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 16, 2006


                      GRIDLINE COMMUNICATIONS HOLDINGS INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                     000-30383               54-1964054
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(State or other jurisdiction of        (Commission            (IRS Employer
        incorporation)                 File Number)          Identification No.)


   14090 Southwest Frwy., Suite 300, Sugarland, TX               77478
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      (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (281) 340-8518

                           North Shore Capital IV Inc.
                              2208 Pershing Avenue
                           Sheboygan, Wisconsin 53083
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         (b)On January 16, 2006, the registrant appointed Mr. Terry Dillon as President, Chief Operating Officer and Chief Technology Officer; on February 1, 2006, registrant hired Mr. Michael Massad as Vice President of Sales; on February 16 registrant hired Mr. Carl Fishel as Vice President of Operations and hired Mr. Kyo Young Jin as Vice President, Research and Development.

         (c)2 Mr. Dillon has more than thirty-five years experience in the field of telecommunications, security, and network design and has an in-depth, well-rounded expertise in all aspects of business management. He has served in all levels of the Wire-line and Wireless Telecom Business from Operations, Branch Management, Regional Vice President, and President/COO to Chairman/CEO. He is intimately familiar with operating budgets and financials; as well as, business planning and execution, including turn-around. In addition he has served in senior positions in both the Vendor and Operator venues.

Mr. Massad has over 25 years experience in sales, marketing, and general management in the telecommunications industry. He has a proven track record of developing new markets and developing distribution and direct sales organizations in the technology sector. Mr. Massad has served in multiple capacities in both sales and general business management.

Mr. Fishel has over 40 years of experience in managing technology operations and deployment. Mr. Fishel was on eof the principal parties responsible for the build out of the AT&T cellular network in the state of California. Carl was also with Cellular One until 1990, overseeing the operations and build out of the Cellular One mobile communications Network. From 1990 to 1995, he oversaw the deployment of eight rural cellular companies throughout the U.S.. Mr. Fishel has extensive operations management expertise in both domestic and international areas of operation.

Mr. Jin is a senior engineering manager with over 15 years of communications systems design experience. He has extensive experience in broadband over power line (BPL) as well as wireless and long range DSL systems. Mr. Jin has served in several capacities throughout his career. While with Samsung Corporation Mr. Jin simultaneously managed two manufacturing facilities and ran an 80 employee research and development organization.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

         a) Not applicable.

         b) Not applicable.

         c) Exhibits

            10.04 Employment Agreement between the Registrant and Michael Massad filed herewith.

            10.05 Employment Agreement between the Registrant and Carl Fishel filed herewith.

            10.06 Employment Agreement between the Registrant and Kyo Young Jin filed herewith.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: January 31, 2006

                                            GRIDLINE COMMUNICATIONS
                                            HOLDINGS INC.

                                            By:
                                                ---------------------------
                                                Name:  Blaize N. Kaduru
                                                Title: Chairman and Chief
                                                       Executive Officer

                           UNANIMOUS WRITTEN CONSENT
                     IN LIEU OF A SPECIAL BOARD MEETING OF
                             THE BOARD OF DIRECTORS


                     GRIDLINE COMMUNICATIONS HOLDINGS, INC.

         The undersigned being all of the members of the board of directors of Gridline Communications Holdings, Inc., a Delaware Corporation (the "COMPANY"), hereby waive any and all requirements for calling, giving notice of, and holding a special meeting of the board of directors of the Company (the "BOARD OF DIRECTORS") and, in lieu of such special meeting and pursuant to Section 141(f) of the Delaware General Corporation Law, consent to the adoption of the following resolutions with the same force and effect as if such resolutions were duly adopted by the Board of Directors at a meeting thereof duly called for the purpose of considering and voting upon such resolutions:

         WHEREAS, the Company desires to promote its COO/CTO to the position of President, COO and CTO; and

         WHEREAS, the Company desires to hire a Vice President of Sales, a Vice President of Field Operations, and a Director of Engineering and has engaged in discussions and negotiations with qualified parties to fill each of these positions; and

         WHEREAS the Board of Directors deems it advisable and in the best interest of the Company and its stockholders that the Company proceed with the appointment and staffing as identified.


         NOW, THEREFORE, BE IT RESOLVED, that the Company shall appoint Terry Dillon as its President, COO and CTO effective immediately;


         RESOLVED FURTHER, that, upon recommendation and approval of the Companies Compensation Committee, the form, terms and provisions of the Employment Agreements and/or Offer Letters for Michael Massad, Carl Fischel, and KY Jin, copies of which are attached hereto as EXHIBIT A, and all of the related documents contemplated therein, are hereby authorized and approved in all respects, and the President of the Company is hereby authorized and directed to execute and deliver the same as such officer deems necessary and appropriate in his sole discretion, such authority and necessity being conclusively evidenced by such officer's execution and delivery thereof;


         RESOLVED FURTHER, that this Consent may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned directors of the Company have executed this consent as of January 31, 2006.

                                            DIRECTORS:



                                            /s/ Blaize N. Kadura
                                            ------------------------------------
                                            Blaize N. Kaduru



                                            ------------------------------------
                                            Herbert O. Orji



                                            ------------------------------------
                                            Jamila E. Jefferson



                                            ------------------------------------
                                            Wallace Ford


                                            /s/ George Schilling
                                            ------------------------------------
                                            George Schilling

IN WITNESS WHEREOF, the undersigned directors of the Company have executed this consent as of January ___, 2006.

                                            DIRECTORS:




                                            ------------------------------------
                                            Blaize N. Kaduru



                                            ------------------------------------
                                            Herbert O. Orji



                                            ------------------------------------
                                            Jamila E. Jefferson


                                            /s/ Wallace Ford
                                            ------------------------------------
                                            Wallace Ford



                                            ------------------------------------
                                            George Schilling

IN WITNESS WHEREOF, the undersigned directors of the Company have executed this consent as of January ___, 2006.

                                            DIRECTORS:




                                            ------------------------------------
                                            Blaize N. Kaduru



                                            ------------------------------------
                                            Herbert O. Orji


                                            /s/ Jamila E. Jefferson
                                            ------------------------------------
                                            Jamila E. Jefferson



                                            ------------------------------------
                                            Wallace Ford



                                            ------------------------------------
                                            George Schilling

IN WITNESS WHEREOF, the undersigned directors of the Company have executed this consent as of January ___, 2006.

                                            DIRECTORS:




                                            ------------------------------------
                                            Blaize N. Kaduru


                                            /s/ Herbert O. Orji
                                            ------------------------------------
                                            Herbert O. Orji



                                            ------------------------------------
                                            Jamila E. Jefferson



                                            ------------------------------------
                                            Wallace Ford



                                            ------------------------------------
                                            George Schilling